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                                                                   EXHIBIT 4.50


{LOGO}





NPD


The Next Generation of Wireless Communications (Registered Mark)

Nextel Communications, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 65332V 30 1

CINS



13% SERIES D EXCHANGEABLE

PREFERRED STOCK



SEE REVERSE FOR

RESTRICTIVE LEGEND

SEE REVERSE FOR
CERTAIN DEFINITIONS

COUNTERSIGNED AND REGISTERED:
FIRST CHICAGO TRUST COMPANY OF NEW YORK
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED OFFICER

THIS CERTIFIES THAT

is the owner of




FULLY PAID AND NONASSESSABLE SHARES OF 13% SERIES D EXCHANGEABLE PREFERRED STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

Nextel Communications, Inc.
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transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

(SIGNATURE OF PRESIDENT)
PRESIDENT

(SIGNATURE OF SECRETARY)
SECRETARY

(CORPORATE SEAL)


The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT-     Custodian
(Cust)        (Minor)
under Uniform Gifts to Minors
Act
(State)
Additional abbreviations may also be used though not in the above list.



THIS PREFERRED STOCK HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE ``SECURITIES ACT''), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S.PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A ``QUALIFIED INSTITUTIONAL BUYER'' (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS PREFERRED STOCK IN AN OFFSHORE TRANSACTION INCOMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) IT IS AN INSTITUTIONAL ``ACCREDITED INVESTOR'' (AS DEFINED IN RULE 501(a)(1), (2), (3)OR
(7) OF REGULATION D UNDER THE SECURITIES ACT) (AN ``INSTITUTIONAL ACCREDITED INVESTOR''), (2) AGREES THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL
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ISSUANCE OF THIS PREFERRED STOCK, RESELL OR OTHERWISE TRANSFER THIS PREFERRED
STOCK EXCEPT (A) TO NEXTEL COMMUNICATIONS, INC. OR ANY SUBSIDIARY THEREOF,
(B)TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION INCOMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED
INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS PREFERRED STOCK (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE LIQUIDATION PREFERENCE OF PREFERRED STOCK AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO NEXTEL
COMMUNICATIONS, INC. THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) AFTER REGISTRATION OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS PREFERRED STOCK IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT
OF THIS LEGEND, IN CONNECTION WITH ANY TRANSFER OF THIS PREFERRED STOCK WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX
SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS
AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER,FURNISH TO THE TRANSFER AGENT AND NEXTEL COMMUNICATIONS, INC. SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS ``OFFSHORE TRANSACTION,'' ``UNITED STATES'' AND ``U.S. PERSON'' HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE CERTIFICATE OF DESIGNATION CONTAINS A PROVISION REQUIRING THE TRANSFER AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS PREFERRED STOCK IN VIOLATION OF THE FOREGOING RESTRICTIONS.

For value received,    hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the
books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:
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THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.